                                                 Exhibit 32.2
CERTIFICATION OF CO-CHIEF EXECUTIVE OFFICER
 PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES‑OXLEY ACT OF 2002

    I, Mark Gatto, Co-Chief Executive Officer, in connection with the Annual Report of CĪON Investment Corporation (the “Company”) on Form 10-K for the year ended December 31, 2021, as filed with the Securities and Exchange Commission on the date hereof (the “Annual Report”), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.The Annual Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.The information contained in the Annual Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 9, 2022

                         /s/ Mark Gatto
                         Mark Gatto
                         Co-Chief Executive Officer
                         (Principal Executive Officer)
                         CĪON Investment Corporation